Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), dated as of February 3, 2010, is made by and between Edwin F. Hale, Sr. (the “Investor”) and FIRST MARINER BANCORP, a Maryland corporation (the “Company”).

RECITALS

A.            Reference is made to: (i) that certain Junior Subordinated Indenture, dated as of December 10, 2002, by and between the Company and The Bank of New York (the “2002 Indenture”); (ii) that certain Junior Subordinated Indenture, dated as of August 18, 2003, by and between the Company and The Bank of New York (the “2003 Indenture”); and (iii) that certain Junior Subordinated Indenture, dated as of December 28, 2005, by and between the Company and Wilmington Trust Company (the “2005 Indenture”).  The 2002 Indenture, the 2003 Indenture and the 2005 Indenture are collectively referred to herein as the “Indentures.”

B.            Reference is made to: (i) that certain Amended and Restated Trust Agreement (the “2002 Trust Agreement”), dated as of December 10, 2002, by and among the Company, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein, as Administrative Trustees; (ii) that certain Amended and Restated Trust Agreement (the “2003 Trust Agreement”), dated as of August 18, 2003, by and among the Company, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein, as Administrative Trustees; and (iii) that certain Amended and Restated Trust Agreement (the “2005 Trust Agreement”), dated as of December 28, 2005, by and among the

Company, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company as Delaware Trustee, and the Administrative Trustees named therein, as Administrative Trustees.  The 2002 Trust Agreement, the 2003 Trust Agreement and the 2005 Trust Agreement are collectively referred to herein as the “Trust Agreements.”

C.            Mariner Capital Trust II, a Delaware statutory trust ( “Trust II”), is the holder of a Floating Rate Junior Subordinated Note due 2032 in the original principal amount of $10,310,000 issued by the Company pursuant to the 2002 Indenture.  Mariner Capital Trust IV, a Delaware statutory trust (“Trust IV”), is the holder of a Floating Rate Junior Subordinated Note due 2033 in the original principal amount of $12,380,000 issued by the Company pursuant to the 2003 Indenture.  Mariner Capital Trust VIII, a Delaware statutory trust ( “Trust VIII”), is the holder of a Junior Subordinated Note due 2035 in the original principal amount of $10,310,000 issued by the Company pursuant to the 2005 Indenture.  Trust II, Trust IV and Trust VIII are collectively referred to herein as the “Trusts.”

D.            The Investor at the Closing Date (as defined in Section 10.1) will be the holder of Floating Rate Preferred Securities (the “2002 Preferred Securities”) in the aggregate liquidation amount of up to $4,000,000 issued by Trust II pursuant to the 2002 Trust Agreement.  The Investor at the Closing Date will be the holder of Floating Rate Preferred Securities (the “2003 Preferred Securities”) in the aggregate liquidation amount of up to $6,000,000 issued by Trust IV pursuant to the 2003 Trust Agreement.  The Investor at the Closing Date will be the holder of Preferred Securities (the “2005 Preferred Securities”) in the aggregate liquidation amount of up to $10,000,000 issued by Trust VIII pursuant to the 2005 Trust Agreement.  The 2002 Preferred Securities, the 2003 Preferred Securities and the 2005 Preferred Securities actually held on the Closing Date by the Investor are collectively referred to herein as the “Preferred Securities”, and the aggregate liquidation amount of such Preferred Securities is referred to herein as the “Preferred Securities Amount”.

E.            The Investor and the Company desire that the Investor exchange the Preferred Securities for the consideration set forth herein pursuant to the terms and conditions of this Agreement (the “Exchange”).  The Exchange and the other transactions contemplated by this Agreement are collectively referred to herein as the “Transactions”.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

1.             Exchange of Preferred Securities.

Upon and subject to the terms and conditions contained in this Agreement, at the Closing (as defined in Section 10.1), the Investor shall deliver the Preferred Securities held by him to the Company, free and clear of all claims, liens and Encumbrances (as defined in Section 3.2), and the Company shall transfer and deliver to the Investor the consideration set forth in Section 2.1 of this Agreement.

2.             Consideration for the Exchange.

2.1           Exchange Price.

The consideration to be delivered to each Investor as set forth in Article 1 (the “Exchange Price”) shall be:

(a)                                  A number of shares (the “Initial Shares”) of the Company’s common stock, par value $.05 per share (“Company Common Stock”), equal to (x) ten percent (10.00%) of the Preferred Securities Amount divided by (y) the Fair Market Value of a share of Company Common Stock as of the Closing Date (the “Conversion Price”).  For purposes of this Agreement, “Fair Market Value” of any equity security of the Company, including a share of Company Common Stock, means, as of any date, the average daily closing price per equity security for the twenty (20) trading days prior to such date, as reported on any established securities exchange or national market system on which that equity security is then listed or admitted to trading or, if the equity security is not so listed or admitted, the fair market value of that equity security as determined pursuant to a reasonable method adopted by the Special Committee of the Board of Directors of the Company in good faith for such purpose in accordance with applicable law.

(b)                                 In the event that the Company completes one or more Offerings (as defined below) by June 30, 2010 in which it sells Company Common Stock at a price per share that is less than the Conversion Price, then the Investor shall be issued additional shares (the “Additional Shares”), for no additional consideration, in an amount such that the sum of the Initial Shares plus the Additional Shares shall equal (i) ten percent (10.00%) of the Preferred Securities Amount divided by (ii) the lowest price per share of Company Common Stock received by the Company in any such Offering completed by June 30, 2010 (the “Lowest Offering Price”).  As

used in this Agreement, the terms “Offerings” and “Offering” mean any of the following:  (x) a public offering of Company Common Stock other than pursuant to an employee benefit plan of the Company, including an offering registered with the Securities and Exchange Commission (the “SEC”) notwithstanding that such registered offering might be deemed a “private placement” under Rule 5635 of the NASDAQ Stock Market Rules, or (y) a sale of shares of Company Common Stock effected pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), in exchange exclusively for cash consideration.

(c)                                  A warrant, in the form attached hereto as Exhibit A (the “Exhibit A Warrant”), to purchase a number of shares of Company Common Stock equal to the product of (I) the Initial Shares and (II) .20.  The Exhibit A Warrant shall be exercisable within five (5) years of the Closing Date and shall provide for the purchase of the shares at a strike price (the “Strike Price”) equal to the lowest of (i) the Conversion Price, (ii) in the event that on or prior to June 30, 2010 the Company consummates an Offering, the Lowest Offering Price, or (iii) in the event that on or prior to June 30, 2010 the Company shall have entered into an agreement with a holder (other than the Investor) of trust preferred securities issued by a trust subsidiary of the Company, which agreement provides for the exchange of such trust preferred securities for Company Common

Stock (a “Subsequent Exchange Agreement”), the price utilized in the Subsequent Exchange Agreement to determine the number of shares of Company Common Stock to be exchanged for such trust preferred securities exclusive of any warrants, warrant shares or warrant prices.

(d)                                 If issuable in accordance with the terms of this Section 2.1(d), a warrant, in the form attached hereto as Exhibit B (an “Exhibit B Warrant” and together with Exhibit A Warrant, the “Warrants”), to purchase a number of shares of Company Common Stock equal to the Allowable Number.  An Exhibit B Warrant shall be issuable only in the event that (i) on or prior to June 30, 2010 the Company shall have entered into a Subsequent Exchange Agreement, and (ii) (A) the value of the consideration to be issued pursuant to that Subsequent Exchange Agreement, including warrants (the “Subsequent Exchange Consideration”), divided by the aggregate liquidation amount of trust preferred securities to be exchanged pursuant to the Subsequent Exchange Agreement (the “Relative Subsequent Exchange Consideration”) is greater than (B) the value of the consideration to be issued by the Company pursuant to subsections (a) through (c) of Section 2.1 of this Agreement, divided by the Preferred Securities Amount (the “Relative Consideration”).  For purposes of the preceding sentence, in calculating the value of consideration to be issued by the

Company, consideration in the form of an equity security of the Company shall be valued based on the Fair Market Value of such equity security as of the date on which the value of the Relative Subsequent Exchange Consideration is established, and consideration in the form of warrants shall be valued as of the date the Subsequent Exchange Agreement is entered into using the Black-Scholes method of valuing warrants.  An Exhibit B Warrant shall be issued to the Investor for each Subsequent Exchange Agreement, to the extent the conditions to issuance provided in this paragraph with respect to such Subsequent Exchange Agreement are satisfied.  If the Company and the Investor disagree as to the value of consideration to be exchanged, then such value shall be determined by an independent party mutually agreeable to the Company and the Investor.  The “Allowable Number” shall be a number of shares such that the relative value of the Relative Consideration, taking into the account the value of all Exhibit B Warrants to be issued to the Investor, equals the relative value of the Relative Subsequent Exchange Consideration, provided that in no event shall the Allowable Number exceed 20% of the Initial Shares.  If issued, an Exhibit B Warrant shall provide for the purchase of Company Common Stock at the Strike Price determined consistent with this paragraph and shall be exercisable within five (5) years of the Closing Date.

(e)                                  In the event that the consummation of the Exchange at the Closing would result in the Investor’s ownership of 41.33% or more of the then outstanding shares of Company Common Stock, assuming the exercise of the Warrants he would receive upon the Closing (the “Threshold”), then the Preferred Securities to be exchanged by the Investor at the Closing shall be reduced by the minimum amount necessary so that immediately following the Closing the Investor’s ownership of Company Common Stock is below the Threshold.  In such event, the Exchange Price to be received by the Investor pursuant to Sections 2.1(a), (b), (c) and (d) of this Agreement shall be proportionately reduced to reflect the proportionate reduction in the amount of Preferred Securities to be exchanged.  In the event the Investor continues to hold Preferred Securities following the Closing as a result of the foregoing reduction, if in the future the remaining Preferred Securities can be exchanged without causing the Investor’s ownership of Company Common Stock to exceed the Threshold, then, subject to the terms and conditions contained in this Agreement, the Company and the Investor shall complete the Exchange at a subsequent closing with respect to the remaining Preferred Securities held by the Investor, with a proportionate adjustment to the Exchange Price to reflect the proportion of the Preferred Securities to be exchanged.

2.2           Representations and Warranties of the Investor regarding the Company Common Stock and the Warrants.

The Investor represents and warrants to the Company as follows:

(a)                                  (i) The Investor is familiar with the nature of and risks involved in an investment in the Company Common Stock and Warrants issuable hereunder, (ii) is financially capable of bearing the economic risk of this investment, and (iii) has carefully considered and evaluated the risks and advantages of receiving the Company Common Stock and Warrants issuable hereunder.

(b)                                 The Investor understands that (i) the Company Common Stock and Warrants issuable hereunder have not been registered under the 1933 Act or any state securities laws and cannot be resold without registration under the 1933 Act or an exemption therefrom, (ii) the Company Common Stock and Warrants issuable hereunder are being acquired for investment, and (iii) neither the Company Common Stock and Warrants issuable hereunder nor any portion thereof may be sold or distributed by the Investor without compliance with all applicable securities laws.

(c)                                  The Investor is fully aware that the Company Common Stock and Warrants issuable hereunder are being issued and sold in reliance upon an exemption provided for by the 1933 Act and the applicable state securities laws, on the basis that no public offering is involved, and that the representations set forth in this Agreement are being relied upon by the Company and are essential to the availability of such exemption.

(d)                                 The Investor acknowledges and understands that the certificates evidencing its ownership of the Company Common Stock issuable hereunder and upon the exercise of the Warrants will be imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS.  THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND NO SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

(e)                                  The Investor acknowledges and understands that the certificate evidencing its ownership of the Warrants will be imprinted with a legend substantially in the following form:

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN

EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

(f)                                    The Investor is acquiring the Company Common Stock and Warrants issuable hereunder for his own account.

(g)                                 The offer and purchase of the Company Common Stock and Warrants issuable hereunder were initiated in a private, negotiated transaction between the Investor and Company, and no general solicitation was utilized by the Company.

(h)                                 The Investor is a resident, for tax and other purposes, of the United States.

(i)                                     The Investor is an Accredited Investor (as such term is defined in Rule 501 promulgated under the 1933 Act) of the type set forth next to his name on the signature page to this Agreement.

3.             Other Representations and Warranties of the Investor.

The Investor makes the representations and warranties set forth in this Article 3 to the Company intending that the Company rely on each of such representations and warranties in order to induce the Company to enter into and complete the Transactions.  The representations and warranties set forth in this Article 3 shall survive the consummation of the Transactions until the expiration of one (1) year from the Closing Date, provided that in the case of fraud, the representations and warranties shall survive the consummation of the Transactions without any time limit. When used with respect to the Investor, the term “Actual Knowledge” means only those matters of which the Investor has actual knowledge, without having undertaken any inquiry or investigation.

3.1           Execution and Validity (the Investor).

The Investor has entered into this Agreement freely and voluntarily, in his individual capacity, and without reliance on any promises not expressly contained herein.  The Investor has been afforded an adequate time to review carefully the terms hereof.  The Investor has the full right, power and authority to enter into, and the ability to perform his obligations under, this Agreement and all other agreements and instruments contemplated by this Agreement.  This Agreement has been duly executed and delivered by the Investor and is, and the other agreements and instruments to be executed and delivered by the Investor will be, when executed and delivered by him, the legal, valid and binding agreements of the Investor, enforceable in accordance with their respective terms except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and the exercise of judicial discretion in accordance with general principles of equity.

3.2           Absence of Encumbrances (the Investor).

At the Closing Date, the Investor will be the record and beneficial owner of the Preferred Securities set forth next to his name on the signature page hereto, free and clear of any liens, pledges, claims, restrictions, agreements, charges and encumbrances of any kind (“Encumbrances”), and there are, and as of the Closing Date there will be, no pending or, to the Investor’s Actual Knowledge, threatened claims or proceedings which would impair or encumber any of such Preferred Securities.

3.3           Absence of Violations.

Neither the execution nor delivery of this Agreement or of any of the other agreements and instruments contemplated by this Agreement, nor the consummation of the Transactions or such other agreements and instruments will (a) conflict with or result in the breach of any term or provision of, or constitute a default under, or give any third party the right to accelerate any obligation under, any contract, agreement, indenture, deed of trust, instrument, order, law or regulation to which the Investor is a party or by which the Investor is, or any of his assets or properties are, in any way bound or obligated or (b) result in the creation of any Encumbrance upon any of the Investor’s Preferred Securities.

3.4           Consents.

Except as disclosed on Schedule 3.4 to this Agreement (the “Investor Consents and Filings”), the Investor is not required to obtain any consent, approval, order or authorization of, or to make any registration, qualification, designation, declaration or filing with, any governmental authority in connection with the Transactions; and (b) the Investor not required to obtain any consent, approval, or waiver from, or procure any other action by, any person or entity under any contract, instrument or other document to which the Investor is a party or is subject in connection with the execution and delivery of this Agreement by the Investor or the consummation by the Investor of the Transactions.

3.5           Brokers.

No agent, broker, investment banker or other person or entity acting on behalf of the Investor or under his authority, is or will be entitled to any broker’s fee or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the Transactions for which the Company or the Investor is or will become liable.

4.             Representations and Warranties of Company.

The Company makes the representations and warranties contained in this Article 4 to the Investor intending that the Investor rely on each of such representations and warranties in order to induce the Investor to enter into and complete the Transactions. These representations and warranties shall survive the consummation of the transaction contemplated by this Agreement until the expiration of one (1) year from the Closing Date, provided that in cases of fraud these representations and warranties shall survive the consummation of such transaction without any time limit.  When used with respect to the Company, the term “Actual Knowledge” means only those matters actually known by any of the directors or officers of the Company, without having undertaken any inquiry or investigation.

4.1           Execution and Validity.

The Company has the full right, power and authority to enter into, and the ability to perform its obligations under, this Agreement and all other agreements and instruments contemplated by this Agreement.  The execution and delivery of this Agreement by the Company, and the consummation of the Transactions by the Company, (a) have been duly authorized and approved by the Board of Directors of the Company and (b) if and when approved by the stockholders of the Company as contemplated by Section 6.4 and Section 7.4 hereof, will have been duly authorized and approved by all necessary action on the part of the Company.  This Agreement has been duly executed and delivered by the Company and is, and the other agreements and instruments to be executed and delivered by the Company pursuant to this Agreement will be, when executed and delivered by it, the legal, valid and binding agreements the Company, enforceable in accordance with their respective terms except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and the exercise of judicial discretion in accordance with general principles of equity.

4.2           Organization and Qualification.

The Company (a) is duly organized, validly existing and in good standing under the laws of the State of Maryland, (b) has all the requisite power and authority to own, lease and operate its properties and to carry on its businesses as such businesses are presently conducted, and (c) is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each of the jurisdictions where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification necessary.

4.3           Absence of Encumbrances.

The Initial Shares and the Warrants have been duly authorized by all necessary corporate action.  When issued and sold against receipt of consideration thereof, the Initial Shares will be validly issued by the Company, fully paid, non-assessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights.  The voting rights provided for in the terms of the Initial Shares are validly authorized and shall not be subject to restriction or limitation in any respect except as set forth in the Company’s Articles of Incorporation or Maryland law.  The Warrants, when executed and delivered by the Company, will be validly issued.  Any shares of Company Common Stock issued by the Company upon the exercise of the Warrants in accordance with their terms will be validly issued by the Company, fully paid, non-assessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights.  The voting rights provided for in the terms of any shares of Company Common Stock issued upon exercise of the Warrants will be validly authorized and shall not be subject to restriction or limitation in any respect except as set forth in the Company’s Articles of Incorporation or Maryland law.

4.4           Absence of Violations.

Neither the execution nor delivery of this Agreement or of any of the other agreements and instruments contemplated by this Agreement, nor the consummation of the Transactions, will (a) conflict with or result in the breach of any term or provision of, or constitute a default under, or give any third party the right to accelerate any obligation under, any charter provision, bylaw, contract, agreement, indenture, deed of trust, instrument, order, law or regulation to which the Company is a party or by which the Company or any of its assets or properties is in any way bound or obligated; or (b) result in the creation of any Encumbrance upon any of the assets or properties of the Company.

4.5           Consents.

Except as disclosed on Schedule 4.5 to this Agreement (the “Company Consents and Filings”), (a) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the Transactions; and (b) no consent, approval, waiver or other action by any person or entity under any contract, instrument or other document is required or necessary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions.

4.6           Litigation and Governmental Matters.

There is no action, suit or proceeding that has been (a) filed and served, whether or not purportedly on behalf of the Company, at law or in equity, or before or by any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which is pending; or (b) to the Actual Knowledge of the Company, (i) filed but not served or (ii) threatened against (including, but not limited to, counterclaims) the Company which involves (A) the Transactions or (B) the possibility of any judgment or liability which if determined adversely to the Company would result in a material adverse change in the business, operations, affairs, properties or assets, or in the financial condition of the Company; and the Company is not in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would have a material adverse effect on the Company or on the Company’s ability to consummate the Transactions.

4.7           Compliance.

Neither the Company nor its business, nor the use, operation or maintenance of any of its assets or properties, is in or constitutes a default under, or is in violation of or contravenes, any applicable (including, without limitation, any tax, health, employment, customs or interstate or international commerce) statute, law, ordinance, decree, order, rule or regulation of any governmental authority, domestic or foreign, except where such default, violation or contravention would not have a material adverse effect on the Company.  The Company has not, nor has any entity or individual acting on behalf of the Company, made any payment of funds prohibited by law, and no funds of the Company have been set aside to be used for any such payment.

4.8           Brokers.

No agent, broker, investment banker, or other person or entity acting on behalf of the Company or under its authority, is or will be entitled to any broker’s fee or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the Transactions for which the Investor is or will become liable.

4.9           Securities Reports.

Since January 1, 2009, the Company has filed or made all forms, reports and documents (the “Reports”) required to be filed or made by it (a) with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (b) under the NASDAQ Stock Market Rules, and such Reports did not at the time filed or made (or if amended or superseded by subsequent Report, then on the date on which such subsequent Report was filed or made) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.10         Securities Law Matters.

(a)                                  Neither the Company nor any of its “affiliates” (as defined in Rule 501(b) of Regulation D under the 1933 Act (“Regulation D”)), nor any person acting on their behalf, has, directly or indirectly, made offers or sales of any securities of the Company, or solicited offers to buy any such securities, under circumstances that would require the offer or sale to the Investor of any portion of the Exchange Price to be registered under the 1933 Act or any state securities “blue sky” laws (other than as contemplated by Article 11 hereof).

(b)                                 Neither the Company nor any of its affiliates, nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of

Regulation D) in connection with any offer or sale of any of the Exchange Price.

4.11         Approval by Disinterested Board Committee.

The Board of Directors of the Company has (i) duly established a special committee, comprised solely of directors of the Company other than the Investor who have no direct or indirect financial interest in the Transactions (the “Special Committee”), for the purpose of reviewing, approving and authorizing the Transactions on behalf of the Board of Directors and the Company, and (ii) provided the Special Committee with the financial means necessary to retain all those financial, legal and other advisers that the Special Committee deems appropriate in connection with fulfilling its duties.  The Special Committee has (x) reviewed and discussed the Transactions with its financial and legal advisers and with any other advisers it deemed appropriate, (y) determined, in good faith, that the Transactions are fair and reasonable to the Company, as contemplated by Section 2-419 of the Maryland General Corporation Law, and (iii) authorized and approved the Transactions on behalf of the Board and the Company.

5.             Covenants of the Investor.

In addition to other obligations contained in this Agreement, between the date of this Agreement and the Closing, unless specifically waived, in writing, by the Company, the Investor shall:

5.1           Cooperation.

Take no action that would cause the conditions upon which the obligations of the parties to effect the Transactions not to be fulfilled including, without limitation, taking or causing to be taken any action that would cause the representations and warranties made by the

Investor in this Agreement not to be true and correct in all material respects as of the Closing Date.

5.2           Certain Acts.

Cooperate with the Company (including, without limitation, by executing required documents and paying any related fees and expenses required by contract or otherwise) in connection with any action of the Company necessary to consummate the Transactions to the extent such actions are dependent upon the actions of the Investor.

5.3           Investor Consents.

Promptly take all actions necessary to obtain or make the Investor Consents and Filings.

5.4           No Shop; Standstill.

From the date of this Agreement until it is terminated in accordance with Article 12, refrain from selling, transferring, pledging, encumbering, hypothecating or otherwise disposing of the Preferred Securities to be held by him to any person or entity other than the Company, or continuing or entering into any discussions or negotiations with, or entering into any agreement with, any other person or entity concerning the matters addressed in this Section 5.4.

6.             Covenants of Company.

In addition to other obligations contained in this Agreement, between the date of this Agreement and the Closing Date, unless specifically waived, in writing, by the Investor, the Company shall:

6.1           Cooperation.

Take no action that would cause the conditions upon which the obligations of the parties to effect the Transactions not to be fulfilled including, without limitation, taking or causing to be taken any action that would cause the representations and warranties made by the Company in this Agreement not to be true and correct in all material respects as of the Closing.

6.2           Certain Acts.

Use commercially reasonable efforts (including, without limitation, executing required documents and paying any related fees and expenses required by contract or otherwise) to cause to be fulfilled the conditions precedent to the Investor’s obligations to consummate the Transaction that are dependent upon the actions of the Company.

6.3           Company Consents.

Promptly take all actions necessary to obtain or make the Company Consents and Filings.

6.4           Stockholder Approval.

Submit to its stockholders no later than June 1, 2010 a proposal for approval of the Transactions (“Exchange Proposal”) in compliance with Regulation 14A under the 1934 Act and the NASDAQ Stock Market Rules.

7.             Conditions Precedent to the Obligations of the Investor.

Unless each of the following conditions is satisfied or waived, in writing, by the Investor, the Investor shall not be obligated to effect the Transactions:

7.1           Representations and Warranties.

The representations and warranties of the Company contained in this Agreement shall be true and complete in all material respects as of the date of this Agreement and as of the

Closing Date (as if each were made at such time), and the Investor shall have received a certificate signed by an authorized officer of the Company to that effect.

7.2           Performance.

Each of the agreements, obligations, conditions and covenants to be performed or complied with by the Company at or prior to the Closing pursuant to the terms of this Agreement shall have been fully performed or complied with on or before the Closing, including, without limitation, each of the deliveries to be made by Company pursuant to Section 10.3.

7.3           Absence of Litigation.

There shall be no pending or threatened claim, action, litigation, suit or other proceeding, either judicial or administrative, against the Investor or against or with respect to the Company for the purpose of enjoining or preventing the consummation of the Transactions or otherwise claiming that this Agreement or the consummation of the Transactions is improper or is adversely affecting, or would adversely affect, the benefit to the Investor of the Transactions.

7.4           Consents.

All of the Investor Consents and Filings and all of the Company Consents and Filings, in each case that are required to be obtained or made prior to the consummation of the Transactions, including, without limitation, the approval of the Exchange Proposal by the Company’s stockholders (the “Stockholder Approval”), shall have been obtained or made and all applicable waiting periods related thereto shall have expired or been terminated.

8.             Conditions Precedent to Obligations of Company.

Unless each of the following conditions is satisfied or waived, in writing, by the Company, the Company shall not be obligated to effect the Transactions:

8.1           Representations and Warranties.

The representations and warranties of the Investor contained in this Agreement shall be true and complete in all material respects as of the date of this Agreement and as of the Closing Date (as if each were made at such time), and the Company shall have received a certificate signed by the Investor to that effect.

8.2           Performance.

Each of the agreements, obligations, conditions and covenants to be performed or complied with by the Investor, at or prior to the Closing, pursuant to the terms of this Agreement shall have been fully performed or complied with on or before the Closing, including, without limitation, each of the deliveries to be made by the Investor pursuant to Section 10.2

8.3           Absence of Litigation.

There shall be no pending or threatened claim, action, litigation, suit or other proceeding, either judicial or administrative, against the Company or the Investor for the purpose of enjoining or preventing the consummation of this Agreement or otherwise claiming that this Agreement or its consummation is improper or which would adversely affect the benefit to the Company of the Transactions.

8.4           Consents.

All of the Investor Consents and Filings and all of the Company Consents and Filings, in each case that are required to be obtained or made prior to consummation of the Transactions, including, without limitation, the Stockholder Approval, have been obtained or made, as the case may be, and all applicable waiting periods related thereto shall have expired or been terminated.

9.             Condition Precedent to the Closing.

Notwithstanding anything herein to the contrary, the Closing may not occur if the Stockholder Approval has not been obtained.

10.           Closing and Post-Closing Covenants.

10.1         Time and Place.

The closing of the exchange contemplated by Article 1 of this Agreement (the “Closing”) shall take place at 10:00 a.m. on the date that is five business days following the satisfaction or waiver by the parties of the last condition precedent set forth in Articles 7, 8, and 9 (the “Closing Date”), at the offices of the Company in Baltimore, Maryland, or such other time and/or place as may be agreed to by the Company and the Investor.  If all of the conditions set forth in Articles 7, 8 and 9 are not satisfied or waived by such date, subject to extension as provided in this Agreement, the Company and the Investor, as the case may be, shall have the right, but not the obligation, to postpone the Closing from time to time, but not beyond an additional sixty (60) days in the aggregate.  Notwithstanding the foregoing, if a party’s failure to satisfy a condition is the result of a breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification by that party contained in this Agreement, then the exercise of an option by any other party pursuant to this Section 10.1 shall not constitute a waiver by such other party of such breach or misrepresentation or of the right to seek damages for such breach or inaccuracy.

10.2         Obligations of the Investor.

At the Closing, the Investor shall deliver to Company:

(a)           The certificate, duly executed and dated as of the Closing Date, described in Section 8.1;

(b)           Assignments duly executed by him, in form and substance reasonably satisfactory to the Company, effecting the transfer of the Preferred Securities held by him to the Company; and

(c)           Such other certificates, instruments and documents of transfer, if any, as may be necessary to consummate the Transactions.

10.3         Obligations of the Company.

(a)           At the Closing, the Company shall deliver to the Investor:

(i)            The Initial Shares;

(ii)           The duly executed officer’s certificate, dated as of the Closing Date, described in Section 7.1;

(iii)          A certified copy of the resolutions of the Board of Directors of the Company establishing the Special Committee;

(iv)          A certified copy of the resolutions of the Special Committee authorizing and approving the execution and delivery of the Agreement and the consummation of the Transactions by the Company;

(v)           A certified copy of the resolutions evidencing the Stockholder Approval;

(vi)          Evidence that all other Company Consents and Filings that are required to be obtained or made prior to the consummation of the Transactions have been obtained and/or made;

(vii)         The Exhibit A Warrants, as described and set forth in Section 2.1(c), duly executed by the Company;

(viii)        If required to be issued at the Closing pursuant to Section 2.1(b), Additional Shares;

(ix)           If required to be delivered at the Closing pursuant to Section 2.1(d), the Exhibit B Warrant, as described and set forth in Section 2.1(d), duly executed by the Company; and

(x)            Such other certificates, instruments and documents of transfer if any, as may be necessary to consummate the Transactions.

(b)           After the Closing, within ten (10) business days after the date on which the Company becomes obligated to do so pursuant to Section 2.1, the Company shall (a) issue Additional Shares to the Investor, and (b) deliver to the Investor a duly executed Exhibit B Warrant.  In connection with the foregoing, the Company shall make all filings with and obtain all consents from any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any self-regulatory organization as and when required by any applicable law, regulation, rule or order, including, without limitation, the 1933 Act, any state securities or “blue sky” law, and/or the NASDAQ Stock Market Rules.

11.           Registration Rights.

11.1         Registration of Initial Shares and Exhibit A Warrants.  The Company agrees, at its own expense, within sixty (60) days of the Closing Date, to prepare and file a registration statement with the SEC to register the resale by the Investor of the Initial Shares and the Exhibit A Warrants, and all shares of Common Stock issuable upon the exercise of such Exhibit A Warrants, and thereafter use its best efforts to cause such registration statement to be declared effective as soon as is reasonably practicable.

11.2         Registration of Additional Shares and Exhibit B Warrants.  In the event the Company issues Additional Shares or Exhibit B Warrants pursuant to subsections (b) or (d), respectively, of Section 2.1 after the Closing, the Company agrees, at its own expense, within sixty (60) days thereafter, to prepare and file a registration statement, or, if permitted by law, an amendment or supplement to the registration statement filed pursuant to Section 6.3(a), with the SEC to register the resale by the Investor of the Additional Shares and/or the Exhibit B Warrant, and all shares of Company Common Stock issuable upon the exercise of such Exhibit B Warrant, and thereafter use its best efforts to cause such registration statement, amendment or supplement to be declared effective as soon as is reasonably practicable.

11.3         Amendments and Supplements to Registration Statements.  In the event there is any change in the Consideration after the Closing, including, without limitation, upon the issuance of Additional Shares pursuant to Section 2.1(b), the Company agrees, at its own expense, within sixty (60) days after such change, to prepare and file with the SEC any required amendment or supplement to the registration statement filed pursuant to Section 11.1 or Section 11.2 to reflect such change, and thereafter to use its best efforts to cause such amendment or supplement to be declared effective as soon as reasonably practicable.

12.           Indemnification.

12.1         Indemnification by Investor.

From and after the Closing, the Investor shall indemnify, defend and hold harmless the Company and its stockholders, directors (other than the Investor), the officers (other than the Investor), employees (other than the Investor) and agents and their successors and assigns (collectively, the “Company Indemnitees”) against and from any loss, claim, damage, cost, obligation, liability, penalty and expense, including all legal and other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, cost, obligation, liability, penalty or expense or action in respect of such matters (collectively referred to as “Article 12 Damages”), that any of the Company Indemnitees may sustain or which are imposed on, incurred by, or accrued against them by reason of or which result from any breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification of the Investor contained in this Agreement or any other agreement provided for in this Agreement.  Indemnification under this Article 12 shall constitute the Company Indemnitees’ exclusive remedy for any breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification of the Investor contained in this Agreement or any other agreement provided for in this Agreement, except in cases of fraud.  The Company Indemnitees may pursue other remedies in addition to indemnification for fraud.

12.2         Indemnification by Company.

From and after the Closing, the Company shall indemnify, defend and hold harmless the Investor and his agents, successors and assigns (collectively, the “Investor Indemnitees”) against and from any Article 12 Damages that any of the Investor Indemnitees may sustain or which are imposed on, incurred by, or accrued against them by reason of or which result from (a) any breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification of the Company or made with respect to the Company by the Investor contained in this Agreement or any other agreement contemplated by this Agreement and/or (b) any action, suit, claim, proceeding, or order arising out of, resulting from or in connection with the Transactions except to the extent the Investor has indemnification obligations under Section 12.1 with respect to such action, suit, claim, proceeding, or order.  Indemnification under this Article 12 shall constitute each Investor’s exclusive remedy for any breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification of the Company contained in this Agreement or any other agreement provided for in this Agreement, except in cases of fraud, and/or any action, suit, claim, proceeding, or order arising out of, resulting from or in connection with the Transactions except to the extent (i) the Investor has indemnification obligations under Section 12.1 with respect to such action, suit, claim, proceeding, or order or (ii) the Article 12 Damages arise out of a breach by the Company of a representation made herein based on the Company’s Knowledge.  The Investor may pursue other remedies in addition to indemnification for fraud.

12.3         Notice of Indemnification.

Subject to Section 12.4, any party to be indemnified (an “Indemnified Party”) shall give timely notice (a “Claim Notice”) to the party from whom such indemnification is sought (an “Indemnifying Party”) after the Indemnified Party has Actual Knowledge of any claim as to which indemnification may be sought for any Article 12 Damages (a “Claim”) and the amount thereof, if known, and supply any other information in the possession of the Indemnified Party regarding such Claim, and will permit the Indemnifying Party (at its expense) to assume the defense of any third party Claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such Claim or litigation shall be reasonably satisfactory to the Indemnified Party, and provided further that the failure by the Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent that the Indemnifying Party is materially damaged as a result of the failure to give notice.  The Indemnifying Party may settle or compromise any third party Claim or litigation only with the consent of the Indemnified Party which consent may not be unreasonably withheld, delayed or conditioned.

Notwithstanding the fact that the Indemnifying Party has assumed the defense of any third party Claim, the Indemnified Party shall have the right at all times to participate in the defense, settlement, negotiation or litigation relating to such Claim at its own expense.  In the event that the Indemnifying Party does not assume the defense of any matter which is the proper subject of indemnification as above provided, then the Indemnified Party shall have the right to defend any such third party Claim or demand, and will be entitled to settle any such Claim or demand in its discretion, all at the expense of the Indemnifying Party. In any event, the Indemnified Party will cooperate in the defense of any such action at the expense of the Indemnifying Party and the records of each Party shall be available to the other with respect to such defense.

If the Indemnifying Party fails to give a notice disputing the validity or amount of a Claim within twenty (20) business days following receipt of a Claim Notice, then the Claim shall be deemed to be accepted and the Indemnified Party may pursue whatever legal remedies may be available to recover the Article 12 Damages as to which the Indemnified Party is seeking indemnification.

12.4         Basket.

Except as otherwise provided in this Agreement, neither the Investor, on the one hand, nor the Company, on the other hand, shall have any liability for indemnification pursuant to Article 12 unless the total Article 12 Damages for which the indemnifying party would otherwise be liable exceeds $25,000 in the aggregate (the “Basket”) for the Company or for the Investor in total, in which case the liability for indemnification shall include such $25,000, provided, however, that the Basket shall not apply to any fraud by any party hereto and shall only apply to any breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification of the parties hereto.

13.           Abandonment of Transactions.

The Transactions may be abandoned at any time prior to the Closing:

13.1         By mutual written consent of the Company and the Investor.

13.2         By the Company (provided that the Company is not then in material breach of any representation, warranty, covenant or other agreement contained herein), in the event of a breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification of the Investor in this Agreement or any agreement contemplated by this Agreement, which breach cannot be or has not been cured within thirty (30) days after the giving of written notice (setting forth the basis on which the right to terminate is asserted) to the Investor of such breach, provided that such breach is reasonably likely, individually or in the aggregate with other breaches, to adversely affect the benefit to the Company of the Transactions.

13.3         By the Investor (provided that the Investor is not then in material breach of any representation, warranty, covenant or other agreement contained herein), (a) in the event of a breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification of the Company in this Agreement or any agreement contemplated by this Agreement, which breach cannot be or has not been cured within thirty (30) days after the giving of written notice (setting forth the basis on which the right to terminate is asserted) to the Company, provided that such breach is reasonably likely, individually or in the aggregate with other breaches, to adversely affect the benefit to the Investor of the Transactions, or (b) if the Company has not obtained the Stockholder Approval by June 30, 2010

13.4         Automatically if the Closing has not occurred on or before June 30, 2010, provided that the failure of the Closing to occur by such date is not the result of a breach of, or misrepresentation in, any warranty, representation, covenant, agreement or certification of any party to this Agreement.

The abandonment of the Transactions pursuant to Section 13.2 or Section 13.3 shall not constitute a waiver by the Company or the Investor, respectively, of any breach or other condition affording such right of abandonment or of the right to seek damages for such breach or condition.

14.           Effect of Abandonment.

Sections 3.5 and 4.8 and Articles 12, 13, 14, 15 and 16 shall survive the abandonment of the Transactions.

15.           Specific Performance.

Notwithstanding anything to the contrary contained herein, if either party to this Agreement breaches any warranty, covenant, or agreement of such party made in this Agreement or in any other agreement contemplated by this Agreement, each party hereto agrees that the other parties would suffer irreparable harm from such breach.  In the event of an alleged or threatened breach of such a warranty, covenant or agreement, the aggrieved party may, in addition to all other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any breach of, such warranty, covenant or agreement.

16.           Miscellaneous.

16.1         Notices.

All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be delivered or sent, with the copies indicated, by personal delivery, telecopy (with confirmation and additional copy sent by overnight delivery service) or overnight delivery service (by a reputable international carrier) to the parties as follows (or at such other address as a party may specify by notice given pursuant to this Section):

To the Investor:                                                                                                          Edwin F. Hale, Sr.

1501 S. Clinton Street, 16th Floor

Baltimore, Maryland  21224

Fax:  (410) 558 - 4495

Email:  csmith@1stmarinerbank.com

With a Copy to:                                                                                                           Gordon, Feinblatt, Rothman, Hoffberger & Hollander, LLC

The Garrett Building

233 East Redwood Street

Baltimore, Maryland 21202

Attn:       Abba David Poliakoff, Esquire

Fax:         (410) 576-4032

Email:      apoliakoff@gfrlaw.com.

To Company:                                                                                                                        FIRST MARINER BANCORP

1501 S. Clinton Street

Baltimore, Maryland 21224

Attn: Eugene A. Friedman

Fax: (410) 342-4127.

With a copy to:                                                                                                             Kilpatrick Stockton LLP

607 14th Street, NW

Suite 900

Washington, DC  20005

Attn: Gary R. Bronstein

Fax: (202) 508-5858

Email: gbronstein@kilpatrickstockton.com.

All notices shall be deemed given and received one business day after their delivery to the addresses for the respective party(ies), with the copies indicated, as provided in this Section 16.1.

16.2         Entire Agreement.

This Agreement, the documents which are Exhibits to this Agreement and any other contemporaneous written agreements entered into by the parties contain the sole and entire binding agreement among and representations made by the parties to each other and supersede any and all other prior written or oral agreements and representations among them.

16.3         Amendment.

No amendment or modification of this Agreement shall be valid unless, in writing, and duly executed by the parties affected by the amendment or modification.

16.4         Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective representatives, heirs, successors and permitted assigns.

16.5         Waiver.

Waiver by any party of any breach of any provision of this Agreement shall not be considered as or constitute a continuing waiver or a waiver of any other breach of the same or any other provision of this Agreement.

16.6         Captions.

The captions contained in this Agreement are inserted only as a matter of convenience or reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any of its provisions.

16.7         Construction.

In the construction of this Agreement, whether or not so expressed, words used in the singular or in the plural, respectively, include both the plural and the singular and the masculine, feminine and neuter genders include all other genders. Since all parties have engaged in the drafting of this Agreement, no presumption of construction against any party shall apply.

16.8         Sections.

All references contained in this Agreement to Articles and Sections shall be deemed to be references to Articles and Sections of this Agreement, except to the extent that any such reference specifically refers to another document.  All references to Articles and Sections shall be deemed to also refer to all Sections and subsections of such Articles and Sections, if any.

16.9         Severability.

In the event that any portion of this Agreement is illegal or unenforceable, it shall affect no other provisions of this Agreement, and the remainder of this Agreement shall be valid and enforceable in accordance with its terms.

16.10       Absence of Third-Party Beneficiaries.

Nothing in this Agreement, express or implied, is intended to (a) confer upon any person or entity other than the parties to this Agreement, any rights or remedies under or by reason of this Agreement as a third-party beneficiary or otherwise; or (b) authorize anyone not a party to this Agreement to maintain an action or institute an arbitration proceeding pursuant to or based upon this Agreement.

16.11       Business Day.

As used in this Agreement, the term “business day” means any day other than a Saturday, Sunday or legal or bank holiday in the City of New York, NY (the “City”).  If any time period set forth in this Agreement expires on other than a business day in the City, such period shall be extended to and through the next succeeding business day in the City.

16.12       Assignment.

Neither this Agreement nor any rights under this Agreement may be assigned by any party without the written consent of all other parties.

16.13       Other Documents.

The parties shall take all such actions and execute all such documents which may be necessary to carry out the purposes of this Agreement, whether or not specifically provided for in this Agreement.

16.14       Governing Law.

This Agreement and the interpretation of its terms shall be governed by the laws of the State of Maryland, without application of conflicts of law principles.

16.15       Attorneys Fees.

(a)                                  The Company shall pay the Investor’s attorneys’ fee and expenses for the Investor’s negotiation and preparation of this Agreement, the Exhibits, Schedules and other agreements contemplated by or required in connection with the Transactions, and for any governmental or other filing required of the Investor in connection with the Transactions.

(b)                                 The Company shall also pay its attorneys’ fees and expenses for its negotiation and preparation of this Agreement, the Exhibits, Schedules and other agreements contemplated by or required in connection with the Transactions, and for any governmental or other filing required of the Company in connection with the Transactions.

16.16       Public Disclosure.

No party to this Agreement shall make any public disclosure or publicity release pertaining to the existence of the subject matter contained in this Agreement without notifying and consulting with the other parties and upon approval of a joint press release; provided, however, that notwithstanding the foregoing, each party shall be permitted, after notice to the other party, to make such disclosures to the public or to governmental agencies as its counsel shall deem necessary to maintain compliance with, and to prevent violation of, applicable laws, federal, state and local, domestic and foreign, including federal and state securities laws.

16.17       Execution; Counterparts.

The parties may execute this Agreement by manual or facsimile signature.  This Agreement may be executed and delivered in two or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one agreement.

[The Remainder of the Page is Intentionally Left Blank]

The parties have executed this Agreement, as an instrument under seal, as of the date set forth above.

FIRST MARINER BANCORP,
A Maryland Corporation

By:	/s/ John Brown, III	(SEAL)

Name: John Brown, III

Title: Director and Chairman of the Special
Committee

INVESTOR:	/s/ Edwin F. Hale, Sr.	(SEAL)

Name:              Edwin F. Hale, Sr.

Address:

Liquidation Preference Amount of 2002 Preferred Securities held:	4,000,000

Liquidation Preference Amount of 2003 Preferred Securities held:	6,000,000

Liquidation Preference Amount of 2005 Preferred Securities held:	10,000,000

Class of Accredited Investor:

LIST OF EXHIBITS AND SCHEDULES

Exhibit A — Form of Warrant to be issued pursuant to Section 2.1(c)

Exhibit B — Form of Warrant to be issued pursuant to Section 2.1(d)

Schedule 3.4 — Investor Consents and Filings

Schedule 4.5 — Company Consents and Filings

EXHIBIT A

FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

Date:                                   , 2010

COMMON STOCK WARRANT

OF

FIRST MARINER BANCORP

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT, for value received, Edwin F. Hale, Sr. (the “Investor”) is entitled to subscribe for and purchase shares (the “Shares”) of the fully paid and nonassessable Common Stock of FIRST MARINER BANCORP, a Maryland corporation (the “Company”), subject to the provisions and upon the terms and conditions hereinafter set forth.  As used herein, the term “Common Stock” shall mean the Company’s duly authorized Common Stock, and any stock into or for which such Common Stock may hereafter be exchanged pursuant to the Articles of Incorporation of the Company as from time to time amended as provided by law and in such Articles, and the term “Grant Date” shall mean the date set forth above.

This Warrant is issued in connection with the Exchange Agreement of even date herewith executed by and between the Investor and the Company (the “Exchange Agreement”).

1.               TERM.  Subject to the terms hereof, the purchase right represented by this Warrant is exercisable, in whole, at any time from and after the Grant Date and at or prior to 11:59 p.m. Eastern Standard Time on the date five (5) years following the Grant Date (the “Expiration Date”).  The number of Shares, type of security and Exercise Price (as that term is defined in Section 2 hereof) are subject to adjustment as provided herein, and all references to “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. Terms used herein and not otherwise defined shall have the meaning as set forth in the Exchange Agreement.

2.               NUMBER OF SHARES AND EXERCISE PRICE.  Subject to the terms and conditions hereinafter set forth, the Investor is entitled, upon surrender of this Warrant prior to the Expiration Date, to purchase from the Company,            shares of Common Stock.  The purchase price for the shares of the Common Stock purchased pursuant to this Warrant shall be equal to the lesser of (i) $         per share, (ii) in the event that on or prior to June 30, 2010 the Company consummates an Offering (as defined below), the Lowest Offering Price (as defined below), or (iii) in the event that on or prior to June 30, 2010 the Company shall have entered into an agreement with the holder of trust preferred securities issued by a trust subsidiary of the Company where the holder is not an Investor, which agreement provides for the exchange of such trust preferred securities for Company Common Stock (a “Subsequent Exchange Agreement”), the price utilized in the Subsequent Exchange Agreement to determine the number of shares of Company Common Stock to be exchanged for such trust preferred securities exclusive of any warrants, warrant shares or warrant prices (the “Exercise Price”).  As used herein, the term “Offering” means any of the following:  (x) a public offering of Common Stock other than pursuant to an employee benefit plan of the Company, including an offering registered with the Securities and Exchange Commission notwithstanding that such registered offering might be deemed a “private placement” under Rule 5635 of the NASDAQ Stock Market Rules, or (y) a sale of shares of Common Stock effected pursuant to Section 4(2) of the Securities Act of 1933, as amended, in exchange exclusively for cash consideration.  As used herein, the term “Lowest Offering Price” means the lowest price per share of Company Common Stock received by the Company in any such Offering completed by June 30, 2010.

3.               METHOD OF EXERCISE. The purchase right represented by this Warrant may be exercised by the Investor, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company accompanied by payment to the Company, by certified check, or wire transfer payable to the Company, in an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased. Thereupon, the Investor, as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate representing the number of Shares so purchased which shall be delivered to the Investor as soon as possible and in any event within thirty (30) days of receipt of such notice, surrendered Warrant and proper payment, and a new warrant in substantially identical form and dated as of such date of exercise shall be issued to the Investor for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. The Investor shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

4.               STOCK FULLY PAID: RESERVATION OF SHARES.  The Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non assessable, and free from all taxes, liens and charges with respect to the

1

issue thereof.  During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the right represented by this Warrant.

5.               ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

a.               Reclassification or Merger.  If at any time while this Warrant remains outstanding and unexpired, in case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance reasonably satisfactory to the Investor) providing that the Investor shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5.  The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, mergers and transfers by the Company or any successor or purchasing corporation.

b.              Subdivisions or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of Shares issuable upon exercise hereof shall be proportionally adjusted and the Exercise Price shall be adjusted so that the aggregate Exercise Price of this Warrant shall at all time remains equal.

c.               Common Stock Dividends.  If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

d.              No Impairment.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as maybe necessary or appropriate in order to protect the rights of the Investor against impairment.

6.               NOTICE OF ADJUSTMENTS.  Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Investor setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

7.               FRACTIONAL SHARES.  No fractional Shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment equal to the excess of the average daily closing price of the Company’s common stock for the twenty (20) business days prior to the exercise date for such fractional shares above the Exercise Price for such fractional shares.

8.               TRANSFERS AND EXCHANGES. This Warrant shall be transferable by the Investor provided that the Investor in connection with such transfer delivers to the Company an opinion of counsel, in form and substance satisfactory to the Company, that registration is not required under the Securities Act of 1933, as amended, or any applicable state securities laws.

9.               RIGHTS AS STOCKHOLDERS. The Investor, as holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock, or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Investor, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  This Warrant is issued and delivered on the basis of the following:

a.               This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

b.              The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

c.               The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the Investor are as set forth in the Company’s Articles of Incorporation, as amended;

d.              The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Incorporation or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal state or local government authority or agency or other person.

11.         REPRESENTATIONS AND WARRANTIES OF INVESTOR.  The Investor hereby represents and warrants that:

a.               Purchase Entirely for Own Account.  This Warrant is issued to the Investor in reliance upon Investor’s representation to the Company, which by its acknowledgment of this Warrant Investor hereby confirms, that the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the “Securities”) will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  By acknowledging this Warrant, the Investor represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to any of the Securities.  The Investor has full power and authority to acknowledge this Warrant.

b.              Disclosure of Information.  The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant.

c.               Investment Experience.  The Investor acknowledges that it can bear the economic risk of its investment.

d.              Accredited Investor.  The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

e.               Restricted Securities.  The Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.  In this connection, the Investor represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

f.                 Legends.  It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

i.      “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”

12.         MODIFICATION AND WAIVER.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13.         NOTICES.  All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be delivered or sent, with the copies indicated, by personal delivery, telecopy (with confirmation and additional copy sent by overnight delivery service) or overnight delivery service (by a reputable international carrier) to the parties as follows (or at such other address as a party may specify by notice given pursuant to this Section);

To Investor:	Edwin F. Hale, Sr.
1501 S. Clinton Street, 16th Floor
Baltimore, MD 21224
Fax:
Email:

With a Copy to:

Attn:
Fax:

Email:

To Company:	FIRST MARINER BANCORP
1501 S. Clinton Street
Baltimore, Maryland 21224
Attn: Eugene A. Friedman
Fax: (410) 342-4127

With a copy to:	Kilpatrick Stockton LLP
607 14th Street, NW
Suite 900
Washington, DC 20005
Attn: Gary R. Bronstein
Fax: (202) 508-5858
Email: gbronstein@kilpatrickstockton.com

All notices shall be deemed given and received one business day after their delivery to the addresses for the respective party(ies), with the copies indicated, as provided in this Section 13.

14.         BINDING EFFECT ON SUCCESSORS.  The terms and provisions of this Warrant shall be binding upon the Company and its respective successors and assigns and the Investor.  All of the obligations of the parties relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of each party relating thereto shall inure to the benefit of the successors and assigns of the other.  The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Investor but at the Company’s expense, acknowledge in writing its continuing obligation to the Investor in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the Investor shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Investor to make any such request shall not affect the continuing obligation of the Company to the Investor in respect of such rights.

15.         LOST WARRANTS OR STOCK CERTIFICATES.  The Company covenants to the Investor that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16.         DESCRIPTIVE HEADINGS.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

17.         GOVERNING LAW.  This Agreement and the interpretation of its terms shall be governed by the laws of the State of Maryland, without application of conflicts of law principles.

18.         CONFIDENTIALITY; NO PUBLIC DISCLOSURE. The terms and conditions of this Warrant are confidential. Neither party shall make any public disclosure concerning the terms and conditions of this Warrant without the prior written consent of the other party, except as required by the rules and regulations of the Securities and Exchange Commission, the NASDAQ Stock Market, Inc. or any other applicable stock exchanges.

19.         ATTORNEYS FEES. Except as otherwise set forth in the Exchange Agreement, the Company and Investor shall pay their respective attorneys’ fees and expenses for the negotiation and preparation of this Warrant and the other agreements contemplated by this Warrant.

20.         COUNTERPARTS. This Agreement may be executed and delivered in two or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one agreement.

[Remainder of Page Intentionally Left Blank]

The parties have executed this Warrant as of the date set forth above.

Investor:

By:

Name: Edwin F. Hale, Sr.

Company:	FIRST MARINER BANCORP,
A Maryland corporation

By:
Name: John Brown, III
Title: Director and Chairman of the Special
Committee

EXHIBIT A

NOTICE OF EXERCISE

To: FIRST MARINER BANCORP

1501 S. Clinton Street

Baltimore, Maryland  21224

Attn:

1.               The undersigned hereby elects to purchase                    Shares of Common Stock of FIRST MARINER BANCORP pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full.

2.               Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name or names as are specified below:

Name:

Address:

3.               The undersigned represents that the aforesaid Shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares.

By:

Name: Edwin F. Hale, Sr.

EXHIBIT B

FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

Date:                         , 2010

COMMON STOCK WARRANT

OF

FIRST MARINER BANCORP

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT, for value received, Edwin F. Hale, Sr. (the “Investor”) is entitled to subscribe for and purchase shares (the “Shares”) of the fully paid and nonassessable Common Stock of FIRST MARINER BANCORP, a Maryland corporation (the “Company”), subject to the provisions and upon the terms and conditions hereinafter set forth.  As used herein, the term “Common Stock” shall mean the Company’s duly authorized Common Stock, and any stock into or for which such Common Stock may hereafter be exchanged pursuant to the Articles of Incorporation of the Company as from time to time amended as provided by law and in such Articles, and the term “Grant Date” shall mean the date set forth above.

This Warrant is issued in connection with the Exchange Agreement of even date herewith executed by and between the Investor and the Company (the “Exchange Agreement”).

21.         TERM.  Subject to the terms hereof, the purchase right represented by this Warrant is exercisable, in whole, at any time from and after the Grant Date and at or prior to 11:59 p.m. Eastern Standard Time on                     , 2015.  The number of Shares, type of security and Exercise Price (as that term is defined in Section 2 hereof) are subject to adjustment as provided herein, and all references to “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.  Terms used herein and not otherwise defined shall have the meaning as set forth in the Exchange Agreement.

22.         NUMBER OF SHARES AND EXERCISE PRICE.  Subject to the terms and conditions hereinafter set forth, the Investor is entitled, upon surrender of this Warrant prior to the Expiration Date, to purchase from the Company,            shares of Common Stock.  The

1

purchase price for the shares of the Common Stock purchased pursuant to this Warrant shall be equal to $         per share (“Exercise Price”).

23.         METHOD OF EXERCISE. The purchase right represented by this Warrant may be exercised by the Investor, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company accompanied by payment to the Company, by certified check, or wire transfer payable to the Company, in an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased. Thereupon, the Investor, as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate representing the number of Shares so purchased which shall be delivered to the Investor as soon as possible and in any event within thirty (30) days of receipt of such notice, surrendered Warrant and proper payment, and a new warrant in substantially identical form and dated as of such date of exercise shall be issued to the Investor for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. The Investor shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

24.         STOCK FULLY PAID: RESERVATION OF SHARES.  The Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non assessable, and free from all taxes, liens and charges with respect to the issue thereof.  During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the right represented by this Warrant.

25.         ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

a.               Reclassification or Merger.  If at any time while this Warrant remains outstanding and unexpired, in case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance reasonably satisfactory to the Investor) providing that the Investor shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5.

The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, mergers and transfers by the Company or any success or purchasing corporation.

b.              Subdivisions or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of Shares issuable upon exercise hereof shall be proportionally adjusted and the Exercise Price shall be adjusted so that the aggregate Exercise Price of this Warrant shall at all time remains equal

c.               Common Stock Dividends.  If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

d.              No Impairment.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as maybe necessary or appropriate in order to protect the rights of the Investor against impairment.

26.         NOTICE OF ADJUSTMENTS.  Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Investor setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

27.         FRACTIONAL SHARES.  No fractional Shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment equal to the excess of the average daily closing price of the Company’s common stock for the twenty (20) business days prior to the exercise date for such fractional shares above the Exercise Price for such fractional share.

28.         TRANSFERS AND EXCHANGES. This Warrant shall be transferable by the Investor provided that the Investor in connection with such transfer delivers to the Company an opinion of counsel, in form and substance satisfactory to the Company, that registration is not required under the Securities Act of 1933, as amended, or any applicable state securities laws.

29.         RIGHTS AS STOCKHOLDERS. The Investor, as holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock, or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Investor, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

30.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  This Warrant is issued and delivered on the basis of the following:

e.               This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

f.                 The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

g.              The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the Investor are as set forth in the Company’s Articles of Incorporation, as amended;

h.              The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Incorporation or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal state or local government authority or agency or other person.

31.         REPRESENTATIONS AND WARRANTIES OF INVESTOR.  The Investor hereby represents and warrants that:

a.               Purchase Entirely for Own Account.  This Warrant is issued to the Investor in reliance upon Investor’s representation to the Company, which by its acknowledgment of this Warrant Investor hereby confirms, that the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the “Securities”) will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  By acknowledging this Warrant, the Investor represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to any of the Securities.  The Investor has full power and authority to acknowledge this Warrant.

b.              Disclosure of Information.  The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant.

c.               Investment Experience.  The Investor acknowledges that it can bear the economic risk of its investment.

d.              Accredited Investor.  The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

e.               Restricted Securities.  The Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.  In this connection, the Investor represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

f.                 Legends.  It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

i.      “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED,

HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”

32.         MODIFICATION AND WAIVER.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

33.         NOTICES.  All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be delivered or sent, with the copies indicated, by personal delivery, telecopy (with confirmation and additional copy sent by overnight delivery service) or overnight delivery service (by a reputable international carrier) to the parties as follows (or at such other address as a party may specify by notice given pursuant to this Section);

To Investor:	Edwin F. Hale, Sr.
1501 S. Clinton Street, 16th Floor
Baltimore, MD 21224
Fax:
Email:

With a Copy to:

Attn:
Fax:
Email:

To Company:	FIRST MARINER BANCORP
1501 S. Clinton Street
Baltimore, Maryland 21224
Attn: Chief Executive Officer
Fax: (410) 342-4127

With a copy to:	Kilpatrick Stockton LLP
607 14th Street, NW
Suite 900
Washington, DC 20005
Attn: Gary R. Bronstein
Fax: (202) 508-5858
Email: grbonstein@kilpatrickstockton.com

All notices shall be deemed given and received one business day after their delivery to the addresses for the respective party(ies), with the copies indicated, as provided in this Section 13.

34.         BINDING EFFECT ON SUCCESSORS.  The terms and provisions of this Warrant shall be binding upon the Company and its respective successors and assigns and the Investor.  All of the obligations of the parties relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of each party relating thereto shall inure to the benefit of the successors and assigns of the other.  The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Investor but at the Company’s expense, acknowledge in writing its continuing obligation to the Investor in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the Investor shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Investor to make any such request shall not affect the continuing obligation of the Company to the Investor in respect of such rights.

35.         LOST WARRANTS OR STOCK CERTIFICATES.  The Company covenants to the Investor that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

36.         DESCRIPTIVE HEADINGS.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

37.         GOVERNING LAW.  This Agreement and the interpretation of its terms shall be governed by the laws of the State of Maryland, without application of conflicts of law principles.

38.         CONFIDENTIALITY; NO PUBLIC DISCLOSURE. The terms and conditions of this Warrant are confidential. Neither party shall make any public disclosure concerning the terms and conditions of this Warrant without the prior written consent of the other party, except as required by the rules and regulations of the Securities and Exchange Commission, the NASDAQ Stock Market, Inc. or any other applicable stock exchanges.

39.         ATTORNEYS FEES. Except as otherwise set forth in the Exchange Agreement, the Company and Investor shall pay their respective attorneys’ fees and expenses for the negotiation and preparation of this Warrant and the other agreements contemplated by this Warrant.

40.         COUNTERPARTS. This Agreement may be executed and delivered in two or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one agreement.

[Remainder of Page Intentionally Left Blank]

The parties have executed this Warrant as of the date set forth above.

Investor:

By:

Name: Edwin F. Hale, Sr.

Company:	FIRST MARINER BANCORP,
A Maryland corporation

By:
Name: John Brown, III
Title: Director and Chairman of the Special Committee

EXHIBIT A

NOTICE OF EXERCISE

To: FIRST MARINER BANCORP

1501 S. Clinton Street

Baltimore, Maryland  21224

Attn:

4.               The undersigned hereby elects to purchase                    Shares of Common Stock of FIRST MARINER BANCORP pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full.

5.               Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name or names as are specified below:

Name:

Address:

6.               The undersigned represents that the aforesaid Shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares.

By:

Name: Edwin F. Hale, Sr.

SCHEDULE 3.4

INVESTOR CONSENTS AND FILINGS

Pursuant to Section 13 of the Exchange Act and the rules promulgated thereunder, the Investor is required to file an amendment to his Schedule 13D that is on file with the SEC promptly after the execution of this Agreement.

Pursuant to Section 16 of the Exchange Act and the rules promulgated thereunder, the Investor is required to file (i) a Form 4 with the SEC within two (2) business days after the exchange of Preferred Securities for Company Common Stock and Exhibit A Warrants, and (ii) a Form 4 with the SEC within two (2) business days after the issuance, if any, of Exhibit B Warrants.

1

SCHEDULE 4.5

COMPANY CONSENTS AND FILINGS

The Company is required to solicit its stockholders for approval of the Exchange Proposal and must obtain the Stockholder Approval.

The Company is required under the NASDAQ Stock Market Rules to file a Listing of Additional Shares Notification with the NASDAQ Stock Market.

Pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder, the Company may be required to file a Form D with the Securities and Exchange Commission within 15 calendar days after the exchange of the Preferred Stock for Company Common Stock and Exhibit A Warrants.